Exhibit 99.1

PN - 943 PTG - 200 PN - 232 PN - 235 rusfertide (PTG - 300) PTG - 100 Dinesh V. Patel, PhD President & CEO June 2021 COMPANY OVERVIEW 1

Forward-looking Statements

This presentation and the accompanying oral presentation contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, product candidates, capital resources, potential markets for our product candidates, enrollment in our clinical trials, any potential impact on our business related to COVID-19, our potential receipt of milestone payments and royalties under our Collaboration Agreement with Janssen Biotech, Inc., are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potentially" "predict," "should," "will" or the negative of these terms or other similar expressions.

The forward-looking statements made in this presentation involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those discussed in Protagonist's filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings and in the documents incorporated by reference therein. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Protagonist or any director, employee, agent or advisor of Protagonist. This presentation does not purport to be all inclusive or to contain all the information you may desire.

Protagonist Therapeutics

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Innovative Peptide Technology Platform 3 Multiple Assets from De Novo Discovery to Clinical Development Peptide Chemistry SAR, Leads Oral Stability Peptidomimetics GI Assays Phage Libraries Hits Computational Vectrix, Clusters Vectrix ® Clusters GI - Restricted Targeted GI absorption & delivery Systemic Availability Formulation SAR, Transport PROTEASES PEPTIDASES REDOX MICROBIOME 1 2 3 4 5 6 rusfertide PN - 943 PTG - 200 PN - 235 PN - 232 PTG - 100 ACIDIC

Product Portfolio

Multiple Development Candidates in Multiple Indications

PROGRAMS	CANDIDATE	DISCOVERY / PRE-CLINICAL / PHASE 1 / PHASE 2	KEY 2021-22 MILESTONES
HEMATOLOGY & BLOOD DISORDERS			
Hepcidin Mimetics (Protagonist Therapeutics)	rusfertide (PTG-300) s.c.	Polycythemia Vera (PV) Ph2 PoC	PV: • *Ph2 enrollment complete* ☑ • *Updated Ph2 data oral presentation at EHA 2021* ☑ • *Regulatory feedback on registrational Ph3 (1H)* ☑ • *Initiate new PV study in pts with elevated HcT* ☑ • Update at major medical conference (2H 2021)
		PV: New Ph2 study in Patients with Elevated Hct	
		2nd Indication: Hereditary Hemochromatosis (HH) Ph2 PoC	HH: Preliminary data disclosure anticipated (2H 2021)
	Oral NCE	Pre-Clinical	Plan to nominate an oral development candidate
INFLAMMATORY & IMMUNOMODULATORY DISEASES			
Oral GI Restricted α4β7-Integrin Antagonists (Protagonist Therapeutics)	PN-943	Ulcerative Colitis (UC) Ph2 PoC study	150 Pt Ph2 PoC study continuation in 2021 with completion anticipated in 2Q 2022*
Oral IL-23R Antagonists (Janssen)	PTG-200	Crohn's Disease (CD) Ph2 PoC study	Study in progress*
	PN-235	Ph1 study	Study completion anticipated (2H 2021)
	PN-232	Ph1 study	• *Ph1 initiated* ☑ • Study completion anticipated (1H 2022)

*Subject to COVID-19 related delays

Protagonist Therapeutics

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Polycythemia Vera

Disease, Diagnosis, Prevalence, Treatment Goal

Myeloproliferative neoplasm characterized by excessive production of red blood cells (RBCs)

- Characterized by Janus Kinase 2 (JAK2) mutation

Serious chronic condition

- Rare disease: ~100,000 diagnosed patients in USA
- Diagnosed commonly in individuals 50-70 years of age
- Median survival ~20 years
- Thrombotic and cardiovascular risks; may progress to myelofibrosis or leukemia

Treatment goal is to control hematocrit level <45%

- Elevated hematocrit is a hallmark of the disease
- Maintaining hematocrit <45% is critical to minimizing thrombosis, CV events, and death

Protagonist Therapeutics

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Polycythemia Vera

Current Treatment Options

Phlebotomy	Hydroxyurea +/- Phlebotomy	Jakafi
• Treatment goal is to maintain HcT ≤ 45% • HcT control may be erratic with up and down excursions from 45% • Can lead to iron deficiency	• Recommended when HcT cannot be controlled, or in high-risk patients • Potential long-term side effects • Some patients reluctant to use chemotherapeutic agents	• **Approved for HU resistant/intolerant patients** • ~5,300 patients/yr treated • ~25% develop intolerance or resistance • Potential side effects include cytopenia

CHRONIC TREATMENT OVER 20 YEARS

Protagonist Therapeutics

1. MPN Landmark Survey 2017, Trinity Primary Research 2019

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Understanding PV Patient Journey

Evaluating the Unmet Need of PV Patients in US

- Evaluation of 28,306 PV patients treated in 2018-2019
- Hematocrit levels: lab tests of 4,264 patients

Key Findings in three categories

Treatment patterns	Hematocrit management to NCCN guidelines	Thrombotic risks and events

Real world PV patient treatment data (2018-2019)[1]



Treated PV Patients
N = 28,306
≥2 HcT
Lab Tests
N= 4,264

Representative of treated PV population

[1] *Symphony Patient Journey Data* Large, representative, and longitudinal source of healthcare claims data that captures over 290MM patients with over 78% of all prescription claims and 60% of all medical claims. Medical, hospital, and prescription history is captured across treatment settings and payers with history back to 2003

Protagonist Therapeutics

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Real World PV Patient Treatment Data

Treatment patterns

- Predominant treatment is phlebotomy, regardless of risk
- Hydroxyurea is the most commonly used cytoreductive agent
- Combination of hydroxyurea and phlebotomy commonly used to control HcT

Hematocrit management to NCCN guidelines

- Only 22% patients had all HcT tests below 45%
- In high-risk patients only 25% patients had all HcT test below 45%
- 60% of these high-risk patients initiated treatment on phlebotomy vs 31% on HU and the majority of patients never switched therapies

Thrombotic risks and events

- For patients with a prior thrombotic event, ~40% had at least another TE while on treatment
- For patients without prior thrombosis, ~10% had at least one TE while on treatment

Symphony Patient Journey Data, August 2020; ASH Dec 2020

Protagonist Therapeutics
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(OHYDWHG +F7  5HVXOWHGLQ*UHDWHU5LVNRI'HDWK 9 Death from CV or Major Thrombotic Events Endpoint 0 6 12 18 24 30 36 42 48 0.85 0.90 0.95 1.00 Months P r o b a b i l i t y o f R e m a i n i n g E v e n t - f r e e Low HCT (<45%) High HCT (45%-50%) Patients with hematocrit between 45 - 50% were ~4 times more likely to die from cardiovascular causes or major thrombotic events • Patients randomized to <45% (Low) or 45 – 50% (High) HcT group • At a median of 31 months, 9.8% of the High HcT group met the primary endpoint vs 2.7% in the Low HcT group Marchioli, R. et al., N Engl J Med. 2013

Rusfertide (PTG–300) Market Opportunity for PV

There are approximately 160,000 people in the United States living with PV[1]

- ~100,000 treated patients
- Growing market with ~14,000 new patients diagnosed annually
- Median survival in PV approaches or can exceed 20 years

Majority of diagnosed patients are treated

- PV patients on average see their physician six times annually

Large portion of the treated patient population appears to have sub-optimal control of HcT

- Jakafi is the only product approved by the FDA in PV for hydroxyurea (HU) resistant/intolerant patients


~160K
US patient prevalance1
~100K
Treated patients
~70K
HcT>45%2
Not managed to NCCN guidelines

Rusfertide, a natural hormone mimetic, is the only non-cytoreductive agent in clinical development for potential treatment of PV

Protagonist Therapeutics

[1] Mehta et al, Leuk. Lymphoma. 2014
[2] Based on internal metrics and third-party research

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PART 1 (28 wks) PART 2 (up to 12 wks) PART 3 (52 wks) Dose Finding * Efficacy Evaluation * Blinded Withdrawal Open Label Extension * Phase 2 Trial of Rusfertide in PV Patients 11 GOAL: Maintain Hematocrit <45% ELIGIBILITY REQUIREMENTS: • Phlebotomy dependent PV patients diagnosed as per 2016 WHO criteria • ≥3 phlebotomies in 6 months with or without concurrent cytoreductive therapy • Rusfertide (PTG - 300) doses of 10 - 80 mg administered subcutaneously weekly added to prior standard therapy Dose ± Titration Fixed Active/Placebo Dose (1:1) Dose ± Titration 7LWUDWHHYHU\  ZHHNVWRPDLQWDLQKHPDWRFULW   20 mg 40 mg 80 mg KEY ENDPOINTS: Safety Maintain Hematocrit <45% Reduction in Phlebotomies Symptom Scores: MPN - SAF TSS, PGI - C

Age/Sex Randomization - 20   - 12 - 8 - 4 0 4 8 12  20 24 28 32 36 48 - 24   52 56 60 64 68 72 76  40 44 84 Therapeutic Phlebotomies Prior to and on Rusfertide Weeks Subject  0.2 0.1 0.0 Pre - Dose Post - Dose Average Rate of phlebotomies 3  Screening Part 1 - Dose finding Part 2 - Blinded withdrawal Part 3 - Open label extension Dose decision Phlebotomy Last dose on study  Interim data as of May 11, 2021

Baseline Characteristics Characteristics Age (n=62) Range 27 - 76 years (Mean = 56.3 yrs ) Gender (n=62) Females 17 (27.4%) Males 45 (72.6%) Risk (n=62) Low 30 (48.4%) High 32 (51.6%) [Age based – 37.1%, Thrombotic event – 14.5%] Duration since PV Diagnosis ( n=60) <1 yr 11 (18.3%) 1 - <3 yrs 22 (36.7%) 3 - <5 yrs 9 (15%) ≥5 yrs 18 (30%) Characteristics Concurrent Therapies (n=62) PHL only 29 (46.8%) PHL + HU 18 (29%) PHL + IFN 9 (14.5%) PHL + RUX 3 (4.8%) PHL +Multiple 3 (4.8%) Phlebotomies in prior 6 months (n=62) 3 18 (29%) 4 - 5 29 (46.8%) ≥6 15 (24.2%) Allele Burden (n=47) <60% 18 (68%) ≥60% 29 (32%) 13 Interim data as of May 11, 2021

14 Rusfertide Controlled HCT for 1.5 year while Reducing RBC Count in PV patients 57  45 39 33 N Bas 4 8  16 20 24 28 32 36 40  48 52 56 60 64 68 72  31 27 22 17 17 12 12  7 7 8 5 5 4 3  40 62 HCT (%) Weeks Bas 4 8  16 20 24 28 32 36 40  48 52 56 60 64 68 72  31 25 22 17 16 12 12  7 7 8 5 5 4 3  38 62 8 7 6 4 3 1 5 Weeks RBC (10 6 / uL ) Hematocrit RBC Screening Part 2/3 – Blinded withdrawal/OLE 3DUW  ±  'RVHILQGLQJ Part 3 – Open label extension Interim data as of May 11, 2021

Rusfertide Normalized Iron Stores Screening Part 2/3 – Blinded withdrawal/OLE Part 1 – Dose finding Part 3 – Open label extension  Normalization observed in Ferritin levels Interim data as of May 11, 2021

2.3 1.8 0 0.5 1 1.5 2 2.5 Baseline Week 28 N=55 N=14 2.2 0.7 0 0.5 1 1.5 2 2.5 Baseline Week 28 N=55 1  3.3 2.4 0 1 2 3 4 Baseline Week 28 N=55 N=14 Improvement in MPN - TSS 1 Scores Observed Following Rusfertide Fatigue 3UREOHPVZLWK&RQFHQWUDWLRQ Itching Pruritis 16.9 16 12.8 10.8 0 5 10 15 20 Baseline Week 8 Week 16 Week 28 N=55 N=29 1  N=14 Total symptom score 16 1 Myeloproliferative Neoplasm Symptom Assessment Form Total Symptom Score (10 parameters) Interim data as of May 11, 2021

Grade 3 : Not related – Vomiting: 1; continuing drug – Intramural thrombus - lower left buttock 1; continuing drug • No Grade 4 Events • Injection site reaction (ISRs) were most common and associated with 28.1% of injections. All ISRs were transient, and no patient discontinued due to ISR • No drug related SAEs • One subject stopped treatment due to AE (Thrombocytosis) • No anti - drug antibody (ADA) response was noted in any patient System Organ Class Preferred term All AEs n (%) Total number of Subjects 62 No. of subjects with AE 31 (50) No. of subjects with treatment - related AE 30 (48.4) Gastrointestinal disorders 11 (17.7) Nausea 5 (8.1) Infections and infestations 7 (11.3) Metabolism and nutrition disorders 6 (9.7) Musculoskeletal and connective tissue disorders 13 (21.0) Nervous system disorders 11 (17.7) Psychiatric disorders 4 (6.5) Insomnia 2 (3.2) Renal and urinary disorders 2 (3.2) Respiratory 11 (17.7) Skin and subcutaneous tissue disorders 11 (17.7) Adverse Events in Ongoing Rusfertide Study (PTG - 300 - 04)  Interim data as of May 11, 2021

Rusfertide (PTG - 300) Phase 3 Study Design in PV 18 Based on End - of - Phase - 2 Meeting with FDA and Written Communication with EMA rusfertide Adult Patients with PV* N≈250 Enrollment Criteria: • High risk and low risk patients • Patients requiring frequent phlebotomy • With or without cytoreductive therapy 2EMHFWLYHV Primary endpoint: • Absence of phlebotomy eligibility based on HcT control between weeks 20 through 32 Key secondary endpoints: • Frequency of phlebotomies • Symptom improvement as measured by MPN - TSS criteria • Safety *Per 2016 WHO criteria Randomized [1:1] Placebo Expected to commence in early 2022 Additional assessments: • Durability of response weeks 32 - 52 • Open - label treatment to evaluate long - term effects and safety

5XVIHUWLGH0DUNHW3UHSDUDWLRQ Intend to Demonstrate Clinical & Economic Value Before Approval Confidential – Managed Markets Working Group Meeting 19 Value Proposition Market Access HEOR Competitive Landscape 3RVLWLRQLQJ 6WUDWHJ\ Prescriber Education Distribution Channels • Patients • Prescribers • Payers • Patient access • Pricing & Reimbursement Strategy • Demonstrating the economic burden and cost benefit of treatment • Raise awareness of PV, unmet need and NCCN Guidelines ‡ /HDGHUVLQ WUHDWPHQWRI 39 • Existing and future treatments

Hereditary Hemochromatosis (HH) 20 Disease Prevalence and Treatment If untreated, iron overload can cause hepatomegaly, diabetes mellitus, skin hyperpigmentation, cardiomyopathy, diastolic dysfunction, heart failure, cirrhosis, etc . Iron overload disease Excessive iron accumulation in heart, liver, pancreas, skin, joint tissues 3UHYDOHQFHRI a  PLOOLRQLQ WKH86DORQH Phlebotomy is the only therapeutic option; no approved drugs Source: Porter JL, Rawla P. Hemochromatosis. (Updated 2020 Jun 18], https:// www.ncbi.nlm.nih.gov /books/NBK430862 /

Hereditary Hemochromatosis (HH)

Rusfertide (PTG-300) Rationale and Phase 2 Clinical PoC Study Design

Rusfertide (PTG-300) rationale

- HH is predominately due to a mutations leading to a deficiency of hepcidin in the body
- Rusfertide, if approved, could serve as a hormone replacement therapy

Ph2 Clinical PoC Study

- 16 patient open-label study
- Efficacy measures
  - Reduction in serum Iron, TSAT, ferritin
  - Phlebotomy reduction
  - Liver iron content (LIC) by MRI
  - Quality of Life (QOL) effects: SF-36, PGI-C


Clinical 'Proof of Concept' Study Design
phlebotomy
40 mg
20 mg
10 mg
N=16
Scrn → Wk 0 Adjust dose to maintain TSAT <40% Wk 24

Protagonist Therapeutics
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IBD: Paradigm Shift Toward Targeted Oral and Combination Therapy 22 $*URZLQJ0XOWL  %LOOLRQ'ROODU0DUNHW • Injectable TNF mAbs – Blockbusters – Humira ® & Remicade ® • Significant room for improvement – Low response rates / loss of response – Safety concerns - black box warnings TNF mAbs dominated IBD Therapy 2019: ~ $14B sales 1 2029: projected ~ $24B sales 1 Historical IBD Treatment Paradigm Emerging IBD Treatment Paradigm • α 4 β 7 integrin: Entyvio ® (~ $4B sales 2020) • IL - 12/IL - 23: Stelara ® 3URWDJRQLVW P$E  9DOLGDWHG3DWKZD\V ‡ 31     Į  ȕ  LQWHJULQ ‡ 37*     ,/   5SDUWQHUHGZLWK-DQVVHQ  • S1P1: ozanimod, etrasimod • JAK*: Xeljanz ® , Rinvoq ® , filgotinib • * black box warnings Potential Future of IBD Oral Combo Therapy 1 GlobalData: Global Drug Forecast and Market Analysis to 2029; 7 Major Markets: US, EU5, JP 2 Investigational product candidate, not approved

Oral, IL-23 Receptor Specific Peptide Antagonists: PTG-200, PN-235, PN-232

Janssen Partnership

Objective

- Extend the Stelara® franchise and transition from injectable to oral targeted therapy
  - Stelara approved for psoriasis, psoriatic arthritis, Crohn's, UC

Terms

- May 2017: Partnership initiated; $50M upfront
- Additional $30M in development milestones received to date
- >$1B deal value, up to double digit royalties, US co-detailing rights

Status

- Multiple product candidate portfolio: IBD and non-IBD indications
  - Ph2A Crohn's study in progress*
  - Ph1 in progress; completion anticipated in 2H 2021
  - Ph1 in progress; completion anticipated in 1H 2022
- 3rd generation research collaboration ongoing



p19 antibody: Blocks IL-23 pathway
Stelara®: Blocks both IL-23 & IL-12 pathways
PTG-200: Designed to block IL-23 receptor & IL-23 pathway
p19
p40
p35
p40
IL-23R
IL-12Rβ1
CELL MEMBRANE
IL-12Rβ2
IL-12Rβ1
IL-23
IL-12

Stelara® is a key Janssen franchise

- ~$7.7B total global sales in 2020



Vs.

Protagonist Therapeutics

*Subject to COVID-19 related delays

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Oral, Gut-Restricted, Investigational α4β7-Integrin Peptide Antagonist: PN-943

Fully Owned Asset and Novel Approach against Validated Target

Clinically Validated, IBD Specific Target

- T cell homing regulated by α4β7 integrin and MAdCAM-1 interaction
- MAdCAM-1 expressed only in GI vasculature
- Entyvio (Vedolizumab) approved for Crohn's & UC
  - ~$4B fiscal 2020 sales
- Superior efficacy for Entyvio vs. Humira in 52 wk Ph3B VARSITY study


MAdCAM-1
Memory T lymphocyte
α4β7 integrin

Briskin M, et al *Am J Pathol.* 1997;151:97-110

PN-943: Gut-restricted Approach against Validated Target

- First-in-class potential as an oral, GI-restricted α4β7-specific antagonist
- PN-943 was ~3x more potent in numerous pre-clinical studies & Ph1 NHV study vs 1st generation candidate PTG-100 *(DDW, 2019)*[1]
  - PTG-100 showed signals of potential activity in Ph2a UC trial (*UEGW, 2018*)[2]
- PN-943 global Ph2 150 patient study in UC patients in progress
- Study completion anticipated in 2Q 2022*


Vs.

Protagonist Therapeutics

*Subject to COVID-19 related delays [1]Clinical Pharmacology in Drug Development, In Press [2]Manuscript submitted

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PN - 943 vs. PTG - 100: Blood %RO based Clinical Proof - of - Concept* Ph1 NHV Single Ascending Dose Study Ph2A Study UC PTG - 100 900 mg Histologic Remission 44% (7/16) Clinical Remission* 16% (3/19) EDVHGRQEOLQGHGHQGRVFRSLFUH  UHDGV Ph1 SAD 100 mg 300 mg 1000 mg 0 20 40 60 80 100 M a x i m u m % R O 83% 74% 94% 74% Ph1 MAD, Day 14 PN - 943 vs. PTG - 100 Ph1 NHV study • Higher %RO suggests ~3x superiority of PN - 943 vs. PTG - 100 – PN - 943 300mg blood %RO > PTG - 100 1000 mg blood %RO activity • Saturable target engagement observed at 1000 mg QD dose Ph 1 Study NHVs PTG - 100 1000 mg % Blood RO 74% PTG - 100 Ph2 UC PoC PTG - 100 PN - 943 31   YV37*   3K  'DWD 25 Modi, N. B., Cheng, X., Mattheakis, L., Hwang, C. C., Nawabi , R., Liu, D., & Gupta, S. (2021). Single - and Multiple - Dose Pharmacokinetics and Pharmacodynamics of PN - 943, a Gastrointestinal - Restricted Oral Peptide Antagonist of α4β7, in Healthy Volunteers. Clinical pharmacology in drug development . * NOTE: For ILLUSTRATIVE PURPOSES ONLY – differences exist between study populations and trial designs and caution should be ex ercised when comparing data between unrelated studies.

PN - 943 26 Ph2 IDEAL Study in UC Study Patients • Global enrollment at multiple sites • Subject to COVID - related delays 5 weeks 12 weeks 40 Weeks Week 52 Randomize (n=150) Placebo BID (n=50) Active Drug 450 mg BID (n=50) $FWLYH'UXJ  PJ%,' Q  PN - 943 Eligibility: Moderate – Severe UC; 3 - Component Mayo Score 5 - 9 points Primary endpoint : Clinical Remission at Week 12 Inclusion : bio - naïve and bio - experienced patients Extended drug treatment: active drug for 40 weeks after 12 - week induction phase completion

Protagonist Team

Experience & Expertise in Drug Discovery, Clinical Development, and Commercialization

- **Dinesh Patel, PhD** | President & CEO
- **David Liu, PhD** | CSO, Head of Discovery & Pre-Clinical Dev
- **Samuel Saks, MD** | Clinical Development Advisor
- **Suneel Gupta, PhD** | Chief Development Officer
- **Donald Kalkofen** | Chief Financial Officer
- **Tracy Woody** | EVP, Commercial Strategy
- **Matthew Gosling** | EVP, General Counsel
- **Ashok Bhandari, PhD** | SVP, Discovery Chem & Process Res
- **Larry Mattheakis, PhD** | SVP, Discovery Biology & Trans Res
- **Mohammad Masjedizadeh, PhD** | EVP, Chief Technical Officer
- **Paula O'Connor, MD** | SVP, Clinical Development
- **Abha Bommireddi, MS** | SVP, Program Management
- **Carter King** | SVP, Business Development

Protagonist Therapeutics

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Financials 28 Cash and securities as of March 31, 2021 $279.7M $255M of capital raised during 2020 $20M available on debt facility; zero debt outstanding 43.9M shares of common stock outstanding

Upcoming Catalysts

Anticipated Timeline	Anticipated Key Event
June 2021	• *Updated data from rusfertide Ph2 PV trial*
2021	• *Rusfertide Ph2 PV trial update at medical conference* • *Preliminary rusfertide Ph2 result in HH* • *Third development program for rusfertide* • *Complete Ph1 trial of PN-235*
2022	• *Initiate rusfertide Ph3 trial in PV* • *Complete Ph1 trial of PN-232* • *Ph2 completion and result for PN-943* • *New discovery targets & development candidates*
2023	• *Ph3 initiation in PN-943*
2024	• *Rusfertide Ph3 result in PV*

Growth Advantages: Three Major Pillars

Rusfertide and PN-943	$1B+ Janssen Collaboration	Innovative Technology Platform
Two fully owned product candidates in Phase 2	Three Investigational oral IL-23R Antagonists PTG-200 PN-232 PN-235	New discovery programs with potential to generate new assets

Protagonist Therapeutics
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PN - 943 PTG - 200 PN - 232 PN - 235 rusfertide (PTG - 300) PTG - 100 THANK YOU 30